UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  October 2, 2007

Duckwall-ALCO Stores, Inc.

(Exact name of registrant as specified in charter)

Kansas	0-20269	48-0201080
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Cottage, Abilene, KS		67410-2832
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  (785) 263-3350

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01               Regulation FD Disclosure.

On October 3, 2007, Duckwall-ALCO Stores, Inc. (the “Company”) is scheduled to make a corporate presentation at the William Blair Small-Cap Growth Conference in New York, New York. On October 2, 2007, the Company issued a press release attached as Exhibit 99.1, incorporated into this Item 7.01 by reference, relating to such presentation. Slides of the Company’s presentation materials are attached to this Current Report on Form 8-K as Exhibit 99.2 and are incorporated herein solely for purposes of this Item 7.01.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01, including Exhibit 99.2, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in this Item 7.01 shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01.              Exhibits.

(d) Exhibits

99.1       Press Release dated October 2, 2007.

99.2       Company’s Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUCKWALL-ALCO STORES, INC.

Date: October 2, 2007	By:	/s/ Donny R. Johnson
Donny R. Johnson
Senior Vice President - Chief Financial Officer